RETIREMENT INCOME FUND Retail Class Shares (ADRIX) Institutional Class Shares (ADRNX)	BALANCED FUND Retail Class Shares (ADBAX) Institutional Class Shares (ADBNX)
EQUITY GROWTH FUND Retail Class Shares (ADEGX) Institutional Class Shares (ADENX)	CORE EQUITY FUND Retail Class Shares (ADCEX) Institutional Class Shares (ADCNX)

(each a series of Advance Capital I, Inc.)

Supplement dated August 8, 2016 to

the Prospectus and Statement of Additional Information dated April 30, 2016

The Board of Directors of Advance Capital I, Inc. has concluded that it is in the best interests of each of the Retirement Income Fund, Balanced Fund, Equity Growth Fund, and Core Equity Fund (each a “Fund”, together the “Funds”) and each Fund’s shareholders that the Fund cease operations.  The Board has determined to close each Fund and redeem all outstanding shares on or before March 31, 2017 (“Redemption Date”).

Each Fund will continue to pursue its stated investment objective until further notice.  The Funds’ investment adviser anticipates that, as the assets of each Fund diminish, there will be a point at which one or more of the Funds will no longer be able to effectively pursue its investment objective, at which point the investment adviser will liquidate the remaining portfolio assets and invest in cash or cash equivalents such as money market funds until all shares have been redeemed.  You will be notified in writing when the Funds intend to move to cash or cash equivalents, or if the Redemption Date changes.

Effective immediately, each Fund will not accept any new investments.  Any required distributions of income and capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have previously requested payment in cash.

Prior to or on March 31, 2017, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains.  Please refer to the “Tax Consequences” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE REDEMPTION DATE WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD.  If you have questions or need assistance, please contact your financial advisor directly or the Funds at 1-800-345-4783.

This Supplement and the existing Prospectus dated April 30, 2016, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated April 30, 2016, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-800-345-4783.